UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 2, 2009
FERRO CORPORATION
(Exact Name of Registrant as Specified in Charter)

Ohio	1-584	34-0217820

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Lakeside Avenue, Cleveland, Ohio	44114

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (216) 641-8580
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     Ferro Corporation (the “Company”) is filing herewith the following exhibits to its Registration Statement on Form S-3 (File No. 333-161136):
1.	Underwriting Agreement, dated as of November 2, 2009, by and among the Company and Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc., acting as representatives of the several underwriters named in Schedule A thereto.

2.	Opinion of Jones Day.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of November 2, 2009, by and among the Company and Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc., acting as representatives of the several underwriters named in Schedule A thereto.

5.1	Opinion of Jones Day

23.1	Consent of Jones Day (included in Exhibit 5.1)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERRO CORPORATION
By:	/s/ Mark H. Duesenberg
Mark H. Duesenberg
Vice President, General Counsel and Secretary

Date: November 3, 2009

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of November 2, 2009, by and among the Company and Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc., acting as representatives of the several underwriters named in Schedule A thereto.

5.1	Opinion of Jones Day

23.1	Consent of Jones Day (included in Exhibit 5.1)